PA R K N AT I O N A L C O R P O R AT I O N Annual Meeting of Shareholders A P R I L 2 5 , 2 0 2 2

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: the ever-changing effects of the global novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants thereof - - on economies (local, national and international), supply chains and markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the availability, effectiveness and acceptance of vaccines, and the implementation of fiscal stimulus packages; the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic; Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic; current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, including the effects of higher unemployment rates, inflation, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the conflict in Ukraine), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions; the effect of monetary and other fiscal policies (including the impact of money supply, interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance; the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs; changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated; changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to the COVID-19 pandemic; Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral; the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results; the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss; a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of Park's intellectual property protection in general; the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners); the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt; the effect of a fall in stock market prices on Park's asset and wealth management businesses; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations; the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results; risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame; the replacement of the London Inter-Bank Offered Rate (LIBOR) with other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. P A R K N A T I O N A L C O R P O R A T I O N 2

Park National Corporation P A R K N A T I O N A L B A N K 3

Park National Bank Footprint P A R K N A T I O N A L C O R P O R A T I O N 4 South Carolina Region Deposits Trust AUM1 Full-Time2 Employees Counties Served Offices Western Ohio $1.68B $1.12B 168 6 24 Northern Ohio $1.89B $1.08B 214 8 24 Metro $877M $1.04B 152 5 9 Central Ohio $1.98B $3.77B 182 5 17 Eastern Ohio $868M $523M 100 5 14 Carolina $708M $4M 79 6 7 1 Market value of assets under management 2 Full-time employees does not include 783 full-time employees at Park’s operational support centers Note: Financial data as of March 31, 2022 North CarolinaKentuckyOhio

Overview of Park National Corporation P A R K N A T I O N A L B A N K 51 NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due 2 Net interest margin shown on a taxable equivalent basis assuming a 21% corporate federal income tax rate Note: Financial data as of March 31, 2022 unless otherwise noted; Source: S&P Global Market Intelligence $ in millions YTD 3/31/2022 Year End 12/31/2021 Year End 12/31/2020 Total Assets $ 9,576 $ 9,560 $ 9,279 Total Loans $ 6,822 $ 6,871 $ 7,178 Total Deposits $ 7,996 $ 7,905 $ 7,572 Shareholders' Equity $ 1,076 $ 1,111 $ 1,040 ACL / Loans 1.16% 1.21% 1.19% NPAs / Assets (1) 0.57% 0.80% 1.31% Net Interest Margin (2) 3.55% 3.69% 3.93% ROAA 1.60% 1.56% 1.38%

Financial Highlights P A R K N A T I O N A L C O R P O R A T I O N 6 Q1 2022 Q1 2021 Year Ended 2021 Year Ended 2020 (in thousands) INCOME STATEMENT: Net interest income $77,686 $80,734 $329,893 $327,630 (Recovery of) provision for credit losses (4,605) (4,855) (11,916) 12,054 Other income 31,656 34,089 129,944 125,664 Other expense 67,373 67,865 283,518 286,595 Income before taxes 46,574 51,813 188,235 154,645 Income taxes 7,699 8,982 34,290 26,722 Net income $38,875 $42,831 $153,945 $127,923

PRK Favorite Numbers P A R K N A T I O N A L C O R P O R A T I O N 7 1 Q1 2022 + 2021 EPS - diluted is annualized. Q1 2022 Q1 2021 2021 2020 Return on average assets 1.60% 1.81% 1.56% 1.38% Return on average equity 14.26% 16.63% 14.45% 12.68% Net interest margin 3.55% 3.76% 3.69% 3.93% Earnings per share - diluted (1) $9.65 $10.59 $9.37 $7.80 Efficiency ratio 61.16% 58.74% 61.27% 62.83%

Where Humanity meets Technology P A R K N A T I O N A L C O R P O R A T I O N 8 • Outward Mindset • Empathy • Journey • Flourish • Flexible • Convenient • Intuitive • Mobile Park National Bank Humanity Technology

Major Technology Investments

What	Why
Blend	Improved mortgage experience; seamless digital connections; shorter time to close
Instant Issue Debit Card	Immediate card replacement for fraud suspension, damaged or lost/stolen cards
eContracts	Simplifies processes for dealer partners; quicker funding on 30,000+ contracts/year
Data Warehouse	Deeper understanding of our customers and their needs, better customer experience
ATM Upgrades	Improved customer experience: touch screens, preferences, touchless swipe (future)
Commercial LOS	Eliminate manual steps, redundancies, reworks. More time to Serve.

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PARK NATIONAL CORPORATION

P A R K N A T I O N A L C O R P O R A T I O N 10 Photo courtesy of Newark Advocate Chandler, Arizona 1976

P A R K N A T I O N A L C O R P O R A T I O N 11 Photo courtesy of Newark Advocate Chandler, Arizona 2019

New Albany, Ohio today P A R K N A T I O N A L C O R P O R A T I O N 12

New Albany, Ohio in 10 years P A R K N A T I O N A L C O R P O R A T I O N 13 ? Photo courtesy of Intel Corporation

P A R K N A T I O N A L C O R P O R A T I O N We Live and Love to Serve. Let us know how we may help you, your family and your friends!